Note 12: Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Note 12: Employee Benefit Plans

Note 12: Employee Benefit Plans

We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.

Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were $256 million, $218 million and $200 million for 2012, 2011 and 2010, respectively. Included in the current year contributions to employer sponsored defined contribution plans is $26 million of contributions to Goodrich defined contribution plans. Effective January 1, 2010, newly hired non-union domestic employees receive all of their retirement benefits through the defined contribution savings plan.

Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between UTC and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.

Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants receive additional shares in lieu of cash dividends. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2012, 32.8 million common shares had been allocated to employees, leaving 17.1 million unallocated common shares in the ESOP Trust, with an approximate fair value of $1.4 billion.

Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover the majority of our employees. Our plans use a December 31 measurement date consistent with our fiscal year.

(Dollars in millions)	2012	2011
Change in Benefit Obligation:
Beginning balance	$27,167	$24,445
Service cost	500	444
Interest cost	1,331	1,298
Actuarial loss	2,855	2,185
Total benefits paid	(1,357)	(1,233)
Net settlement and curtailment (gain) loss	(90)	1
Plan amendments	(195)	21
Business combinations	5,235	-
Other	262	6
Ending balance	$35,708	$27,167
Change in Plan Assets:
Beginning balance	$23,542	$22,384
Actual return on plan assets	3,306	1,320
Employer contributions	516	1,060
Benefits paid from plan assets	(1,357)	(1,233)
Business combinations	3,800	-
Other	121	11
Ending balance	$29,928	$23,542
Funded Status:
Fair value of plan assets	$29,928	$23,542
Benefit obligations	(35,708)	(27,167)
Funded status of plan	$(5,780)	$(3,625)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$643	$552
Current liability	(105)	(64)
Noncurrent liability	(6,318)	(4,113)
Net amount recognized	$(5,780)	$(3,625)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial loss	$10,215	$9,436
Prior service credit	(322)	(152)
Transition obligation	-	6
Net amount recognized	$9,893	$9,290

The amounts included in “Other” in the preceding table reflect the impact of foreign exchange translation, primarily for plans in the U.K. and Canada, partially offset by the impact of settlements.

As part of the Goodrich acquisition on July 26, 2012, we assumed approximately $5.2 billion of pension projected benefit obligations and $3.8 billion of plan assets.

Qualified domestic pension plan benefits comprise approximately 75% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits are generally based on an employee's years of service and compensation near retirement. Effective January 1, 2015, this formula will change to the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. This plan change resulted in a $623 million reduction in the projected benefit obligation as of December 31, 2009 and an additional $204 million reduction in the projected benefit obligation as of July 26, 2012 when applied to legacy Goodrich salaried employees. Certain foreign plans, which comprise approximately 23% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.

We made $201 million of cash contributions to our domestic defined benefit pension plans and made $229 million of cash contributions to our foreign defined benefit pension plans in 2012. In 2011, we made $156 million of cash contributions and contributed $450 million in UTC common stock to our domestic defined benefit pension plans and made $395 million of cash contributions to our foreign defined benefit pension plans.

Information for pension plans with accumulated benefit obligations in excess of plan assets:

(Dollars in millions)	2012	2011
Projected benefit obligation	$32,278	$24,091
Accumulated benefit obligation	31,147	23,198
Fair value of plan assets	25,889	19,949

The accumulated benefit obligation for all defined benefit pension plans was $34.4 billion and $26.0 billion at December 31, 2012 and 2011, respectively.

The components of the net periodic pension cost are as follows:

(Dollars in millions)	2012	2011	2010
Pension Benefits:
Service cost	$500	$444	$396
Interest cost	1,331	1,298	1,287
Expected return on plan assets	(1,944)	(1,834)	(1,735)
Amortization of prior service credits	(24)	(12)	(18)
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	722	462	285
Net settlement and curtailment loss	77	16	2
Net periodic pension cost – employer	$663	$375	$218

Net settlements and curtailment losses for pension benefits includes curtailment losses of approximately $17 million related to, and recorded in, discontinued operations for the year ended December 31, 2012.

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2012 are as follows:

(Dollars in millions)
Current year actuarial loss	$1,493
Amortization of actuarial loss	(722)
Current year prior service credit	(195)
Amortization of prior service credit	24
Amortization of transition obligation	(1)
Other	4
Total recognized in other comprehensive loss	$603
Net recognized in net periodic pension cost and other comprehensive loss	$1,266

The estimated amount that will be amortized from accumulated other comprehensive loss into net periodic pension cost in 2013 is as follows:

(Dollars in millions)
Net actuarial loss	$964
Prior service credit	(42)
$922

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2012	2011	2012	2011	2010
Discount rate	4.0%	4.7%	4.6%	5.4%	5.9%
Salary scale	4.2%	4.3%	4.3%	4.4%	4.4%
Expected return on plan assets	-	-	7.7%	7.9%	8.0%

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.

The plans' investment management objectives include maintaining an adequate level of diversification, reducing interest rate and market risk, and providing adequate liquidity to meet immediate and future benefit payment requirements. The overall investment strategy targets a mix of 65% growth seeking assets and 35% income generating assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within public equities, 9% of the total investment portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations to distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio is mainly a broadly diversified portfolio of corporate bonds.

The plans have continued their pension risk management techniques designed to reduce the plan's interest rate risk.  More specifically, the plans have incorporated liability hedging programs that include the adoption of a risk reduction objective as part of the long-term investment strategy.  Under this objective the interest rate hedge is dynamically increased as funded status improves.  The hedging programs incorporate a range of assets and investment tools, each with ranging interest rate sensitivity. The investment portfolios are currently hedging 40% to 50% of the interest rate sensitivity of the pension plan liabilities.

The fair values of pension plan assets at December 31, 2012 and 2011 by asset category are as follows:

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$6,413	$-	$-	$6,413
Global Equity Commingled Funds (a)	-	4,114	-	4,114
Enhanced Global Equities (b)	169	1,959	447	2,575
Private Equities (c)	-	-	1,202	1,202
Fixed Income Securities
Governments	1,003	1,421	-	2,424
Corporate Bonds	-	7,699	276	7,975
Structured Products (d)	-	21	-	21
Real Estate (e)	-	19	1,785	1,804
Other (f)	-	2,182	-	2,182
Cash & Cash Equivalents (g)	1	364	-	365
Subtotal	$7,586	$17,779	$3,710	29,075
Other Assets & Liabilities (h)				853
Total at December 31, 2012				$29,928

Public Equities
Global Equities	$5,210	$4	$-	$5,214
Global Equity Commingled Funds (a)	-	2,981	-	2,981
Enhanced Global Equities (b)	44	1,590	239	1,873
Private Equities (c)	-	-	1,159	1,159
Fixed Income Securities
Governments	1,564	1,199	-	2,763
Corporate Bonds	-	5,167	110	5,277
Structured Products (d)	-	67	-	67
Real Estate (e)	-	16	1,364	1,380
Other (f)	-	1,869	-	1,869
Cash & Cash Equivalents (g)	-	359	-	359
Subtotal	$6,818	$13,252	$2,872	22,942
Other Assets & Liabilities (h)				600
Total at December 31, 2011				$23,542

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.

Our common stock represents approximately 3% and 4% of total plan assets at December 31, 2012 and 2011, respectively. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.

The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

(Dollars in millions)	Global Equities	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2010	$1	$245	$1,134	$-	$944	$2,324
Realized gains (losses)	-	(1)	108	-	(6)	101
Unrealized gains (losses) relating to
instruments still held in the reporting period	-	(1)	17	6	137	159
Purchases, sales, and settlements, net	(1)	(4)	(100)	104	289	288
Balance, December 31, 2011	-	239	1,159	110	1,364	2,872
Plan assets acquired	-	63	-	-	79	142
Realized gains	-	1	174	3	6	184
Unrealized (losses) gains relating to
instruments still held in the reporting period	-	31	(14)	51	115	183
Purchases, sales, and settlements, net	-	113	(117)	112	221	329
Balance, December 31, 2012	$-	$447	$1,202	$276	$1,785	$3,710

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments.  Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.

Private equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples.  Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.

Estimated Future Contributions and Benefit Payments

We expect to make contributions of approximately $200 million to our foreign defined benefit pension plans in 2013. Although we are not required to make contributions to our domestic defined benefit pension plans through the end of 2013, we may elect to make discretionary contributions in 2013. Contributions do not reflect benefits to be paid directly from corporate assets.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows: $1,657 million in 2013, $1,654 million in 2014, $1,724 million in 2015, $1,793 million in 2016, $1,880 million in 2017, and $10,442 million from 2018 through 2022.

Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 88% of the benefit obligation. The postretirement plans are primarily unfunded. Assets in funded plans are primarily invested in cash and cash equivalents.

(Dollars in millions)	2012	2011
Change in Benefit Obligation:
Beginning balance	$784	$832
Service cost	3	3
Interest cost	37	39
Actuarial loss (gain)	45	(7)
Total benefits paid	(107)	(104)
Business combinations	328	-
Other	16	21
Ending balance	$1,106	$784
Change in Plan Assets:
Beginning balance	$-	$10
Actual return on plan assets	-	2
Employer contributions	85	76
Benefits paid from plan assets	(107)	(104)
Other	22	16
Ending balance	$-	$-
Funded Status:
Fair value of plan assets	$-	$-
Benefit obligations	(1,106)	(784)
Funded status of plan	$(1,106)	$(784)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(91)	$(74)
Noncurrent liability	(1,015)	(710)
Net amount recognized	$(1,106)	$(784)
Amounts Recognized in Accumulated Other Comprehensive Loss Consist of:
Net actuarial gain	$(65)	$(120)
Prior service (credit) cost	(11)	2
Net amount recognized	$(76)	$(118)

As part of our acquisition of Goodrich on July 26, 2012, we assumed approximately $328 million of postretirement projected benefit obligations.

We modified the postretirement medical benefits provided to legacy Goodrich salaried employees by eliminating any company subsidy for retirements that occur after January 31, 2014. This resulted in a $16 million reduction in the projected benefit obligation as of July 26, 2012.

The components of net periodic benefit cost are as follows:

(Dollars in millions)	2012	2011	2010
Other Postretirement Benefits:
Service cost	$3	$3	$2
Interest cost	37	39	46
Expected return on plan assets	-	(1)	(1)
Amortization of prior service credit	(4)	(2)	(2)
Recognized actuarial net gain	(6)	(8)	(1)
Net settlement and curtailment gain	(2)	(8)	-

Net periodic other postretirement benefit cost	$28	$23	$44

Other changes in plan assets and benefit obligations recognized in other comprehensive loss in 2012 are as follows:

(Dollars in millions)
Current year actuarial loss	$49
Current year prior service credit	(16)
Amortization of prior service credit	4
Amortization of actuarial net gain	6
Net settlements and curtailments	(1)
Total recognized in other comprehensive loss	$42
Net recognized in net periodic other postretirement benefit cost and other comprehensive loss	$70

The estimated amounts that will be amortized from accumulated other comprehensive loss into net periodic benefit cost in 2013 include actuarial net gains of $4 million and prior service credit of $11 million.

Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2012	2011	2012	2011	2010
Discount rate	3.6%	4.3%	4.2%	4.9%	5.5%
Expected return on plan assets	-	-	-	5.0%	5.0%

Assumed health care cost trend rates are as follows:

	2012	2011
Health care cost trend rate assumed for next year	8.0%	8.5%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2019

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2012 One-Percentage-Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	71	(60)

Estimated Future Benefit Payments

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows: $100 million in 2013, $98 million in 2014, $95 million in 2015, $89 million in 2016, $83 million in 2017, and $357 million from 2018 through 2022.

Multiemployer Benefit Plans. We contribute to various domestic and foreign multiemployer defined benefit pension plans. The risks of participating in these multiemployer plans are different from single-employer plans in that assets contributed are pooled and may be used to provide benefits to employees of other participating employers. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers. Lastly, if we choose to stop participating in some of our multiemployer plans, we may be required to pay those plans a withdrawal liability based on the underfunded status of the plan.

Our participation in these plans for the annual periods ended December 31 is outlined in the table below. Unless otherwise noted, the most recent Pension Protection Act (PPA) zone status available in 2012 and 2011 is for the plan's year-end at June 30, 2011, and June 30, 2010, respectively. The zone status is based on information that we received from the plan and is certified by the plan's actuary. Our significant plan is in the green zone which represents at least 80 percent funded and does not require a financial improvement plan (FIP) or a rehabilitation plan (RP).

(Dollars in millions)		Pension Protection Act Zone Status		FIP/RP Status	Contributions				Expiration Date of Collective-Bargaining Agreement
Pension Fund	EIN/Pension Plan Number	2012	2011	Pending/ Implemented	2012	2011	2010	Surcharge Imposed
National Elevator Industry Pension Plan	23-2694291	Green	Green	No	$63	$56	$55	No	July 8, 2017
Other funds					36	38	35

					$99	$94	$90

For the plan years ended June 30, 2011 and 2010, respectively, we were listed in the National Elevator Industry Pension Plan's Forms 5500 as providing more than 5% of the total contributions for the plan. At the date these financial statements were issued, Forms 5500 were not available for the plan year ending June 30, 2012.

In addition, we participate in several multiemployer arrangements that provide postretirement benefits other than pensions, with the National Elevator Industry Health Benefit Plan being the most significant. These arrangements generally provide medical and life benefits for eligible active employees and retirees and their dependents. Contributions to multiemployer plans that provide postretirement benefits other than pensions were $11 million, $10 million and $10 million for 2012, 2011 and 2010, respectively.

Stock-based Compensation. We have long-term incentive plans authorizing various types of market and performance based incentive awards that may be granted to officers and employees. Our Long Term Incentive Plan (LTIP) was initially approved on April 13, 2005 and amended in 2011 to increase the maximum number of shares available for award under the LTIP to 119 million shares. All equity-based compensation awards are made exclusively through the LTIP. As of December 31, 2012, approximately 44 million shares remain available for awards under the LTIP. The LTIP does not contain an aggregate annual award limit. We expect that the shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding. The LTIP will expire after all shares have been awarded or April 30, 2017, whichever is sooner.

Under all long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year become vested and exercisable. LTIP awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, vesting for awards held more than one year does not accelerate, but such awards remain eligible to vest as scheduled based on actual performance relative to target metrics. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and will continue to evaluate this policy in conjunction with our overall share repurchase program.

We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the statement of operations. For the years ended December 31, 2012, 2011 and 2010, $210 million, $221 million and $148 million, respectively, of compensation cost was recognized in operating results. The associated future income tax benefit recognized was $76 million, $75 million and $47 million for the years ended December 31, 2012, 2011 and 2010, respectively.

For the years ended December 31, 2012, 2011 and 2010, the amount of cash received from the exercise of stock options was $381 million, $226 million and $386 million, respectively, with an associated tax benefit realized of $111 million, $101 million and $139 million, respectively. In addition, for the years ended December 31, 2012, 2011 and 2010, the associated tax benefit realized from the vesting of performance share units was $15 million, $19 million and $20 million, respectively. Also, in accordance with the Compensation – Stock Compensation Topic of the FASB ASC, for the years ended December 31, 2012, 2011 and 2010, $67 million, $81 million and $94 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.

At December 31, 2012, there was $185 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 1.9 years.

A summary of the transactions under all long-term incentive plans for the year ended December 31, 2012 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2011	21,029	$47.63	34,038	$66.70	2,962	$67.31	1,109
Granted	428	75.47	7,909	74.88	1,159	74.71	467
Exercised/earned	(7,546)	40.36	(2,645)	60.70	(607)	55.82	(207)
Cancelled	(105)	50.93	(881)	70.88	(723)	60.03	(85)
December 31, 2012	13,806	$52.45	38,421	$68.70	2,791	$74.77	1,284

*       weighted-average exercise price

**       weighted-average grant stock price

The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2012, 2011 and 2010 was $19.32, $20.26 and $17.86, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2012, 2011, and 2010 was $82.15, $87.65 and $78.73, respectively. The total fair value of awards vested during the years ended December 31, 2012, 2011 and 2010 was $187 million, $170 million and $172 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2012, 2011 and 2010 was $370 million, $336 million and $446 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units vested was $46 million, $59 million and $62 million during the years ended December 31, 2012, 2011 and 2010, respectively.

The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2012:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	51,737	$63.90	$937	5.2	35,142	$58.44	$828	3.7
Performance Share Units/Restricted Stock	3,645	-	299	1.2

*       weighted-average exercise price per share

**       weighted-average contractual remaining term in years

The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2012, 2011 and 2010. Lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2012	2011	2010
Expected volatility	30% - 35%	26% - 32%	24% - 28%
Weighted-average volatility	30%	26%	25%
Expected term (in years)	7.4 - 7.7	7.5 - 8.0	7.4 - 7.9
Expected dividends	2.3%	2.4%	2.7%
Risk-free rate	0.0% - 2.0%	0.1% - 3.5%	0.1% - 4.0%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Separate employee groups and equity award characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.